UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2022

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77381

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 4, 2022, The Howard Hughes Corporation, a Delaware corporation (the “Company”), appointed Linda Foggie to serve on the Company’s board of directors (the “Board”) and to serve on the Risk Committee of the Board effective June 8, 2022. The Board determined that Ms. Foggie is an independent director under the New York Stock Exchange listing standards. Ms. Foggie will be compensated pursuant to the Company’s existing non-employee director compensation program, which is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 11, 2022.

Ms. Foggie, age 43, is a licensed architect and currently serves as the Managing Director, Global Head of Real Estate Operations at Citigroup Inc. in its Citi Realty Services division, a position she has held since November 2021. Ms. Foggie previously served in various roles at Turner & Townsend Partners LLP (“Turner & Townsend”), including Executive Vice President, Head of the East USA and Americas Head of Corporate Occupier, from January 2020 to October 2021. Prior to joining Turner & Townsend, Ms. Foggie served as Vice President, Corporate Real Estate at Wells Fargo Bank, N.A. from 2015 to 2020. Ms. Foggie also served as Director of Project Management in CBRE Group, Inc.’s global services group and later at its Philadelphia markets team. Ms. Foggie previously served on the board of directors at Turner & Townsend and currently serves on a number of board of directors at nonprofit organizations. Ms. Foggie graduated from Philadelphia University and holds a Graduate Certificate of Real Estate Development from Massachusetts Institute of Technology.

Ms. Foggie has no family relationship with any of the executive officers or directors of the Company. Since the beginning of the Company’s last fiscal year, Mr. Foggie does not have a material interest, direct or indirect, in any other transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Ms. Foggie is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by The Howard Hughes Corporation on June 8, 2022.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, Secretary and General Counsel

Date: June 8, 2022